                                                                   EXHIBIT 10.14


                                LEASE AGREEMENT
                                ---------------

                                 (Ratcliffe's)


        THIS LEASE AGREEMENT is made and entered into effective this 31st day of May, 1996, by and between 329 PARTNERS-II LIMITED PARTNERSHIP, an Oklahoma Limited Partnership, hereinafter called "Landlord," and HAROLD'S STORES, INC., an Oklahoma corporation, hereinafter called "Tenant."

                                   ARTICLE I

                                   PREMISES
                                   --------

        1.1    Agreement to Lease.  In consideration of the rents, covenants and
               ------------------
agreements hereinafter reserved and contained on the part of Tenant to be observed and performed, the Landlord demises and leases to the Tenant, and Tenant rents from Landlord, the real property situated in Cleveland County, Oklahoma, described on Exhibit A (the "Premises").

                                  ARTICLE II

                                     TERM
                                     ----

        2.1    Term of Lease.  The term of this lease shall be for twelve (12)
               -------------
years, beginning on June 4, 1996 (the "Commencement Date"), and terminating on June 3, 2008 (the "Expiration Date"), unless sooner terminated as herein provided.

                                  ARTICLE III

                                     RENT
                                     ----

        3.1    Percentage Rent.  This is a percentage rent lease. There shall be
               ---------------
no minimum rent payable by Tenant. As consideration for the leasing of the Premises, Tenant agrees to pay Landlord four percent (4%) of the annual gross sales from the Premises (the "Rent"). Such rental shall be paid monthly, on or before the 20th day of each month, commencing on the month following the month when Tenant opens for business, based upon the gross sales for the previous month.

        The term "gross sales," as used herein, shall mean the gross amount received by Tenant from all sales made from the Premises (not including sales filled from other stores). The following items shall be excluded from gross sales: (i) exchange of merchandise between stores; (ii) returned goods; (iii) cash or credit refunds to customers; (iv) sale of fixtures; (v) gift certificates until redeemed; (vi) sale of inventory not in the ordinary course of business; (vii) sales to employees at a discount (not to exceed three percent [3%] of annual gross sales); (viii) sales tax; (ix) interest on sales; (x) credit card fees; and (xi) insurance proceeds.

        At the time Tenant makes its rental payment, it shall provide Landlord with a statement certified by an officer of Tenant to be correct, certifying the amount of gross sales from the Premises. Landlord shall be entitled to audit the records of Tenant annually, and if the gross sales of Tenant are determined to be in error, the amount of the error shall be adjusted between the parties. If the audit determines greater than a three percent (3%) shortage in reporting gross sales, Tenant shall pay for the audit.

        3.2    Continuous Operation.  The Tenant will conduct and operate the
               --------------------
Tenant's business, for the uses and purposes set forth in Section 16.1 of this Lease, for at least the hours of 10:00 a.m. to 6:00 p.m., Monday through Saturday. The Tenant will keep the Premises reasonably stocked with merchandise and reasonably staffed to serve the patrons thereof in a manner comparable to similar businesses in Norman, Oklahoma; provided, however, the Tenant will not be required to operate its business on legal holidays nor during any period when operations must be suspended because of casualty loss to the Premises, labor disturbances, or other similar causes beyond the control of the Tenant.

                                  ARTICLE IV

                             CONDITION OF PREMISES
                             ---------------------

        4.1    Tenant's Acceptance of Premises.  Neither Landlord nor Landlord's
               -------------------------------
agents have made any representations with respect to the Premises or the land upon which it is erected, except as expressly set forth herein, and no rights, easements or licenses are acquired by Tenant by implication or otherwise, except as expressly set forth in the provisions of this agreement. The taking of possession of the Premises by Tenant shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. In no event shall Landlord be liable for any defects in the Premises or for any limitation on its use. Landlord shall not be responsible for any latent defect in the Premises, and the rent hereunder shall in no case be withheld or diminished on account of any defect in the Premises, any change in the condition thereof, any damage occurring thereto, or the existence with respect thereto of any violations of laws or regulations of any governmental authority.

        4.2    Landlord's Title.  Landlord is leasing the Premises and has the
               ----------------
right to enter into this Lease, and the Premises are accepted by Tenant subject to, and Tenant agrees to abide by, all and singular, the easements, restrictions, covenants, reservations, mineral reservations and other matters affecting title to the Premises.

                                   ARTICLE V

                    ALTERATIONS, ADDITIONS AND IMPROVEMENTS
                    ---------------------------------------

        5.1    Improvements by Tenant.  Landlord has approved an initial
               ----------------------
renovation project proposed by Tenant, and Tenant agrees to complete that renovation and be open for business no later than September 4, 1996. Tenant shall not make or allow to be made any further alterations or physical additions in or to the Premises without first having the written consent of Landlord. At such time as Tenant requests such consent of Landlord, Tenant shall submit plans and specifications for such alterations or additions, and comply with any and all reasonable requirements of Landlord. Subject to the Landlord's lien, Tenant may remove "removable trade fixtures," provided (1) any such removal is made prior to the termination of this agreement; (2) Tenant is not in default of any of the obligations or covenants hereunder; and (3) such removal may be effected without substantial damages to the Premises, and Tenant promptly repairs all damage caused by such removal at its sole expense. All trade fixtures, merchandise, equipment and signs of every description which are not removable or not removed in accordance with the preceding, and any alterations or additions to the Premises shall become the property of Landlord, and shall remain upon and be surrendered with the Premises as part thereof at the termination of this Lease. Tenant hereby waives all rights to any payment or compensation therefor. Removable trade fixtures shall include signs, tables, cases, chairs, desks, wall brackets, shelves, mirrors and business machines (provided same are not permanently attached), but shall not include ducts, conduits, wiring, pipes, paneling, wall covering or floor covering or permanently attached fixtures which cannot be removed without substantial damage to the Premises. Upon termination of this agreement, Tenant will, at its sole cost and expense, if requested by Landlord, remove any and all alterations, additions, fixtures, equipment and property installed by Tenant in the Premises and restore the Premises to the condition thereof at the time of tender of possession of the Premises, ordinary wear and tear excepted.

        5.2    Signs.  Tenant will not place or suffer to be placed or
               -----
maintained on any exterior door, wall or window of the Premises any sign, awning or canopy, or advertising matter, or other thing of any kind, and will not place or maintain any decoration, lettering or advertising matter on the glass of any window or door of the Premises without first obtaining Landlord's written approval and consent. Tenant further agrees to maintain such sign, awning, canopy, decoration, lettering, advertising matter or other thing as may be approved in good condition and repair at all times. Tenant, upon vacation of the Premises or the removal or alteration of its sign, for any reason, shall be responsible for the repair, painting and/or replacement of the building surface where the sign is attached.

                                  ARTICLE VI

                            REPAIR AND MAINTENANCE
                            ----------------------

        6.1    Tenant's Maintenance.  Tenant shall at all times keep the
               --------------------
Premises (including maintenance of exterior entrances, all glass and show window moldings) and all plate glass, partitions, doors, fixtures, plumbing, electrical, and the heating and air conditioning systems, in good order, condition and repair (including repair of damage from burglary or attempted burglary of the Premises and reasonably periodic painting and maintenance of the air conditioning system as required by Landlord). Tenant shall be responsible for all utility repairs in ducts, conduits, pipes and wiring located in, under and above the Premises. Tenant's maintenance responsibilities shall also include maintenance of the parking lot, and Tenant shall keep the sidewalks and parking areas adjoining the Premises free from rubbish, dirt, garbage, snow and ice.

        6.2    Landlord's Option to Make Tenant Repairs.  If Tenant refuses or
               ----------------------------------------
neglects to repair the Premises within thirty (30) days after receipt of Landlord's written demand, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property, or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's cost for making such repairs, plus twenty percent (20%) for overhead, upon presentation of bills therefor, as Additional Rent.

        6.3    Landlord's Maintenance.  Landlord shall keep the roof, exterior
               ----------------------
walls, foundations and building structure of the Premises in a good state of repair; provided, however, if Landlord is required to make repairs to structural portions by reason of Tenant's negligent act or omission to act, Landlord shall add the cost of such repairs, plus twenty percent (20%) for overhead, to the rent which shall thereafter become due.

        6.4    Waste and Surrender.  Tenant shall not commit or allow any
               -------------------
waste or damage to be committed on any portion of the Premises, and upon expiration or sooner termination of the term hereof, Tenant agrees to deliver up the Premises to Landlord in the condition set out above, ordinary wear and tear excepted, and Landlord shall have the right to re-enter and resume possession of the Premises.

        6.5    Surrender of Key.  At the expiration of the tenancy hereby
               ----------------
created, Tenant shall surrender all keys for the Premises to Landlord at the place then fixed for the payment of rent, and shall inform Landlord of all combinations on locks, safes and vaults, if any, in the Premises. Tenant shall not change locks on the Premises without the prior written consent of the Landlord.

                                  ARTICLE VII

                                   UTILITIES
                                   ---------

        7.1    Tenant Pays All Bills.  Tenant shall pay all bills for water,
               ---------------------
gas, electricity, fuel, light, heat and power furnished to or used by Tenant on or about the Premises, and all disposal or sewage service charges for the Premises, and all telephone bills and other bills incurred by Tenant. Landlord shall have no responsibility for such payments.

                                 ARTICLE VIII

                                     TAXES
                                     -----

        8.1    Tenant's Responsibility.  Tenant shall pay, in addition to the
               -----------------------
rent specified above, all real estate taxes and special assessments levied upon the Premises by any state, city, school district or federal governmental authority. The payment for real estate taxes shall be made to Landlord on or before December 15 of each year during the lease term, commencing December 15, 1996. For the first and final years of the lease term, the amount of the taxes shall be prorated. All other taxes shall be paid directly to the taxing authority on or before their due date.

                                  ARTICLE IX

                            INSURANCE AND INDEMNITY
                            -----------------------

        9.1    Tenant's Liability Insurance Requirements.  During the entire
               -----------------------------------------
lease term, the Tenant shall, at its own expense, maintain adequate liability insurance with a reputable insurance company or companies, with minimum amounts of $1,000,000.00 combined single limit for personal injuries and property damage, to indemnify both Landlord and Tenant against any such claims, demands, losses, damages, liabilities and expenses. Landlord shall be named as an additional insured, and shall be furnished with a certificate of such insurance, which shall bear an endorsement that the same shall not be canceled except upon not less than thirty (30) days prior written notice to Landlord. Tenant shall also, at its own expense, maintain, during the lease term, insurance covering its furniture, fixtures, equipment, all leasehold improvements, and merchandise in an amount equal to not less than one hundred percent (100%) of the full replacement value thereof, and insuring against fire and all risk perils coverage as provided by a standard all risk coverage endorsement, and the plate glass and all other glass which is the responsibility of the Tenant in the event of breakage from any cause. Tenant shall provide Landlord with copies of the policies of insurance or certificates thereof. If Tenant fails to maintain such insurance, Landlord may maintain the same on behalf of Tenant. Any premiums paid by Landlord shall be deemed Additional Rent and shall be due on the payment date of the next installment of Rent hereunder.

        9.2    Tenant's Fire and Extended Coverage Insurance.  During the entire
               ---------------------------------------------
lease term, the Tenant shall, at its own expense, maintain a fire and extended coverage insurance policy on the Premises, in an amount and with endorsements required by Landlord's first mortgage lender; provided, however, if there be no first mortgage lender, the coverage shall, at a minimum, insure all structures and improvements for not less than eighty percent (80%) of the full insurable replacement cost value thereof, and shall contain such other endorsements as Landlord may from time to time require.

        9.3    Indemnity.  Tenant agrees to indemnify Landlord and save Landlord
               ---------
harmless from and against any and all claims, actions, damages, liability and expense in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Premises, or the occupancy or use by Tenant of the Premises, or any part thereof, if occasioned wholly or in part by any act or omission of Tenant, Tenant's agents, contractors, employees, servants, lessees or concessionaires. In case Landlord shall, without fault on Landlord's part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold Landlord harmless, and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by Landlord in connection with such litigation.

        9.4    Waiver of Subrogation.  As long as their respective insurers so
               ---------------------
permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain such waivers. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

                                   ARTICLE X

                                 CASUALTY LOSS
                                 -------------

        10.1   Damage to Premises.  If the Premises shall be damaged by fire,
               ------------------
the elements, unavoidable accident or other casualty, but are not thereby rendered untenantable in whole or in part, Landlord shall, at Landlord's expense, cause such damage to be repaired, and the Rent shall not be abated. If by reason of such occurrence, the Premises shall be rendered untenantable only in part, Landlord shall, at Landlord's expense, cause the damage to be repaired, and the Rent shall not be abated, since it is percentage rent only. If the Premises shall be rendered wholly untenantable by reason of such occurrence, the Landlord shall, at Landlord's expense, cause such damage to be repaired, or Landlord may, at Landlord's election, terminate this Lease and the tenancy hereby created by giving to Tenant, within the sixty (60) days following the date of said occurrence, written notice of Landlord's election to do so.

                                  ARTICLE XI

                                 SUBORDINATION
                                 -------------

        11.1   Subordination.  This Lease shall be subordinate to any mortgage
               -------------
that is now or may hereafter be placed upon the Premises, and to any and all advances to be made thereunder, and to the interest thereon, and to all renewals, replacements and extensions thereof; provided that Tenant receives a non-disturbance agreement from the mortgagee on a form satisfactory to Tenant. Tenant shall, upon written demand by Landlord, execute and deliver such instruments as may be required at any time and from time to time to subordinate the rights and interests of Tenant under this Lease to the lien of any mortgage placed upon the Premises, or upon the real property of which the Premises are a part at any time and from time to time, whether before or after the commencement of this Lease or during the term thereof; provided that such a non-disturbance agreement is in effect.

                                  ARTICLE XII

                           ASSIGNMENT OR SUBLETTING
                           ------------------------

        12.1   Prohibitions.  Tenant will not assign this Lease, in whole or in
               ------------
part, nor sublet all or any part of the Premises, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld. The consent of Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. Tenant shall not mortgage, pledge or otherwise encumber its interest in this Lease or the Premises without the prior written consent of Landlord. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease, and shall not be released from performing any of the terms, covenants and conditions of this Lease.

        12.2   Landlord's Right to Transfer.  Landlord shall have the right to
               ----------------------------
transfer and assign, in whole or in part, Landlord's rights hereunder and in the Premises. In the event of the sale, assignment or transfer by Landlord of Landlord's interest in the Premises, Landlord shall thereupon be released or discharged from all covenants and obligations of Landlord, and Tenant agrees to look solely to such successor in interest of Landlord for performance of such obligations. All covenants and obligations of the Landlord shall run with the land and be binding upon each new owner or successor of the Premises during their period of ownership.

                                 ARTICLE XIII

                                 CONDEMNATION
                                 ------------

        13.1   Award of Damages.  If the whole or any part of the Premises shall
               ----------------
be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, Landlord shall be entitled to and shall receive all awards that may be made in any such proceeding for the Premises, and Tenant hereby assigns and transfers to Landlord any and all such awards.

        13.2   Taking of All of Premises.  If such proceedings shall result in
               -------------------------
taking of the whole or substantially all of the Premises, this Lease shall terminate from the date of such taking, and all rent and other sums or charges provided herein to be paid by Tenant shall be apportioned and paid to the date of such taking. If less than substantially all of the Premises shall be taken in such proceedings, this Lease shall terminate only as to the portion of the Premises so taken, and this Lease shall continue for the balance of its term as to the part of the Premises remaining. In the event of a partial taking, the Rent to be paid by Tenant after such taking shall be reduced pro rata in proportion to which the space so taken bears to the entire space in the Premises originally demised.

        13.3   Taking of Less Than All of Premises.  If less than substantially
               -----------------------------------
all of the Premises shall be taken, Landlord shall repair the remaining portion of the Premises so as to restore same as a building complete in itself, but Landlord shall not be obligated to expend thereon more than the sum allowed to Landlord in such condemnation proceeding for damage to the Premises, less expenses incurred by Landlord for such proceeding. Notwithstanding the foregoing, if the expense of such restoration would be greater than the sum allowed Landlord, less expenses in the condemnation proceeding, then Landlord shall have the option, for a period of thirty (30) days after such partial payment, within which to terminate this Lease. In the event of the taking of the parking lot, the remaining Premises will be rendered practically valueless, and Tenant shall be permitted to terminate this Lease unless the Landlord provides suitable replacement parking.

        13.4   Tenant's Damages.  Although all damages in the event of any
               ----------------
condemnation are to belong to Landlord, whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment.

                                  ARTICLE XIV

                             ACCESS AND EASEMENTS
                             --------------------

        14.1   Access.  Landlord or Landlord's agents shall have the right to
               ------
enter the Premises at all times to examine the same, and to show them to prospective purchasers or tenants of the Premises, and to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor, without the same constituting an eviction of Tenant in whole or in part, and the rent reserved shall in no way abate while said repairs, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. During the six (6) months prior to the expiration of the term of this Lease, Landlord may exhibit the Premises to prospective tenants or purchasers, and place upon the Premises the usual notices "For Lease" or "For Sale," which notices Tenant shall permit to remain thereon without molestation. If Tenant shall not be personally present to open and permit an entry into the Premises, at any time, when for any reason an entry therein shall be deemed necessary or permissible, Landlord or Landlord's agents may enter the same by a master key, or may forcibly enter the same, without rendering Landlord or such agents liable therefor, and without in any manner affecting the obligations and covenants of this lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, maintenance or repair of the Premises, or any part thereof, except as otherwise herein specifically provided.

        14.2   Structural Repairs.  If an excavation or construction shall be
               ------------------
made upon land adjacent to the Premises, or shall be authorized to be made, Tenant grants to the person causing or authorized to cause such excavation or construction, license to enter upon the Premises for the purpose of doing such work as Landlord shall deem necessary to preserve the wall or the building of which the Premises form a part from injury or damage, and to support the same by proper foundations, without any claim for damages or indemnification against Landlord, or diminution or abatement of rent.

                                  ARTICLE XV

                               TENANT'S PROPERTY
                               -----------------

        15.1   Tenant's Personal Property Taxes.  Tenant shall be responsible
               --------------------------------
for and shall pay before delinquency all municipal, county or state taxes assessed during the term of this Lease against any leasehold interest or personal property of any kind, owned by or placed in, upon or about the Premises by the Tenant.

        15.2   Responsibility of Landlord.  Landlord shall not be liable for any
               --------------------------
damage to property of Tenant or of others located on the Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow, or leaks from any part of the Premises, or from the pipes, appliances or plumbing works, or from the roof, street or sub-surface, or from any other place, or by dampness, or by any other cause of whatsoever nature. Landlord shall not be liable for any such damage caused by occupants of adjacent property, or the public, or caused by operations in construction of any private, public or quasi-public work. All property of Tenant kept or stored on the Premises shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier, unless such damage shall be caused by the willful act or gross negligence of Landlord.

                                  ARTICLE XVI

                                USE OF PREMISES
                                ---------------

        16.1   Tenant's Usage.  The Premises are to be used and occupied by
               --------------
Tenant solely for the purposes of the retail sale of clothing and accessories, including jewelry and shoes, and for a restaurant, continuously during the term. Tenant shall not occupy or use, or permit any portion of the Premises to be occupied or used for any business or purpose which, in Landlord's opinion, is unlawful, disreputable or deemed to be extra hazardous on account of fire, or permit anything to be done which would in any way increase the rate of fire insurance coverage on the Premises and/or its contents.

        16.2   Compliance with Laws, Covenants and Regulations.  Tenant shall at
               -----------------------------------------------
all times comply with all laws, ordinances, orders, rules and regulations of governmental agencies having jurisdiction of the Premises, and of all restrictive covenants relating to the use, condition or occupancy of the Premises. In the event such laws mandate alterations to the Premises, Tenant agrees to promptly make such alterations at its sole cost and expense.

        16.3   Concessionaires.  Tenant shall not permit any business to be
               ---------------
operated in or from the Premises by any concessionaire or licensee without prior written consent of Landlord, which consent will not be unreasonably withheld.

                                 ARTICLE XVII

                              PEACEFUL ENJOYMENT
                              ------------------

        17.1   Covenant of Landlord.  Tenant shall, and may peacefully have,
               --------------------
hold and enjoy the Premises, subject to the other terms hereof, providing Tenant pays the rentals herein recited and performs Tenant's covenants and agreements herein contained.

                                 ARTICLE XVIII

                             DEFAULT AND REMEDIES
                             --------------------

        18.1   Tenant's Default.  Any of the following, if not cured by Tenant
               ----------------
within ten (10) days after written notice to Tenant of their occurrence, shall constitute events of default on the part of Tenant:

        A. Failure of Tenant to pay Rent, Additional Rent, or any other rent or other payment when due;

        B. Failure of Tenant to comply with any covenant or obligation of Tenant hereunder;

        C.     Abandonment or vacation of the Premises by Tenant;

        D. The filing of a voluntary or involuntary petition in bankruptcy by or against Tenant, or any guarantor hereof, under the National Bankruptcy Act, or should Tenant, or any guarantor, make an assignment for the benefit of their creditors, or should a trustee, receiver or liquidator of Tenant, or any guarantor hereof, of Tenant's or any guarantor's property hereof, be appointed, or should any governmental authority institute any proceeding for the dissolution of Tenant, or any guarantor hereof, or should Tenant's interest hereunder pass by operation of law or otherwise;

        E. Failure to provide estoppel certificates as requested by Landlord.

        18.2   Remedies.  In addition to any other rights and remedies provided
               --------
in this Lease or by applicable law or equity, on the occurrence of any event of default and after expiration of any cure period, Landlord will have the following remedies, all of which may be exercised without any further notice or demand on Tenant:

        (A)    Past Due Rent.  Landlord may collect from Tenant all past due
               -------------
               rent, including interest thereon at twelve percent (12%) per annum and late charges, and all other reasonable damages caused by Tenant's default.

        (B)    Termination.  Landlord may terminate this Lease, in which event
               -----------
               Tenant will immediately surrender the Premises to Landlord, but if Tenant fails to do so, Landlord may, without notice and without prejudice to any other remedy Landlord might have, enter and take possession of the Premises and remove Tenant, anyone claiming under Tenant, and any property therefrom without being subject to any claim for damages therefor. Tenant shall be obligated to pay to Landlord all costs reasonably incurred by Landlord in any such action, including the costs of taking possession of and repairing any damage to the Premises, and all other reasonable damages caused by Tenant's default. After default, this Lease may be terminated only by written notice from Landlord, and no other action or inaction by Landlord after default shall constitute a termination of this Lease.

        (C)    Reletting.  If Landlord does not terminate this Lease, then
               ---------
               Landlord may, at its option, reenter and remove any persons or property therein, forcibly if necessary, without being guilty of trespass and without the same constituting a termination of this Lease, and may relet the Premises or any part thereof for the benefit of Tenant, in which event Tenant shall pay Landlord all reasonable costs incurred by Landlord in taking such action, including, without limitation, the costs of taking possession of and repairing the Premises, the reasonable cost of preparing the same for reletting, attorneys' fees, brokerage commissions, and all other damages caused by Tenant's default. Tenant shall remain obligated to Landlord for the difference between any rent received by Landlord as a result of such reletting and the rent (computed on the average of Rent paid by Tenant prior to the date of Tenant's default) and other sums for which Lessee is obligated hereunder. In the event any such reletting results in payment of rent thereunder to Landlord in excess of the rent for which Tenant is obligated hereunder, Landlord shall be entitled to retain such excess.

        18.3   Landlord's Right to Cure.  Should Tenant be in default hereunder,
               ------------------------
Landlord may cure any such default on behalf of Tenant, in which event Tenant shall reimburse Landlord for all sums paid to effect compliance, together with interest at the rate of eighteen percent (18%) per annum, from and after the date of such expenditure, which shall be Additional Rent due hereunder.

        18.4   Landlord's Default.  If Landlord fails to perform any of
               ------------------
Landlord's covenants hereunder, Landlord shall not be in default unless: (1) Tenant gives Landlord written notice thereof, setting forth in reasonable detail the nature and extent of such failure, and (2) if such failure by Landlord is not cured or attempted to be cured within thirty (30) days following the delivery of such notice. If such failure cannot be reasonably cured within thirty (30) days, the length of such period shall be extended for a period reasonably required therefor if Landlord commences curing such failure within the thirty (30) day period and continues the curing thereof with reasonable diligence and continuity.

                                  ARTICLE XIX

                           MISCELLANEOUS PROVISIONS
                           ------------------------

        19.1   Amendment.  This agreement may not be altered, changed or
               ---------
amended, except by instrument in writing, signed by all parties hereto.

        19.2   Non-Waiver.  Failure of Landlord to declare any default
               ----------
immediately upon the occurrence thereof, or delay in taking any action in connection therewith, or acceptance of rental after same is due, shall not waive such default, but Landlord shall have the right to declare any such default at any time, and to take such action as may be lawful or authorized hereunder, either at law or in equity.

        19.3   Force Majeure.  Neither Landlord nor tenant shall be required to
               -------------
perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean acts of God, strikes, lock outs, material or labor shortages, or restrictions by government authorities and other causes which are not reasonably within the control of either Landlord or Tenant, and which, by the exercise of due diligence, Landlord or Tenant would be unable, wholly or in part, to prevent or overcome. Provided, however, this provision shall not apply to Tenant's obligation to pay Rent and Additional Rent.

        19.4   Interpretation.  As used herein, the masculine or neuter genders
               --------------
shall be deemed to include all genders and singular, the plural, and vice versa, except where any such construction would be unreasonable. This Lease shall be construed under and in accordance with the laws of the State of Oklahoma, and all obligations of the parties hereunder are performable in Cleveland County, Oklahoma. The paragraph headings are inserted for convenience only, and shall not in any way vary the provisions they identify. If any provision of this Lease or any application thereof shall be invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of the remaining provisions hereof and other applications thereof, shall not in any way be affected or impaired thereby.

        19.5   Covenants.  All agreements, obligations and undertakings of the
               ---------
parties shall be deemed to be covenants, whether or not so denominated.

        19.6   Notices.  Except as may be otherwise specifically provided
               -------
herein, all notices required or permitted hereunder shall be in writing, and shall be deemed to be delivered when delivered personally, or when deposited with the United States Postal Service, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties at the respective addresses set forth hereunder, or at such other address as may have been theretofore specified by written notice delivered in accordance herewith.

        19.7   Limitation of Landlord Liability.  Any provisions hereof to the
               --------------------------------
contrary notwithstanding, Tenant hereby agrees that no personal or partnership liability of any kind or character whatsoever now attaches or at any time hereafter, under any condition, shall attach to Landlord for payment of any amounts payable under this agreement, or for the performance of any obligations hereunder. The exclusive remedies of Tenant for the failure of Landlord to perform any of its obligations under this Lease shall be to proceed against the interest of Landlord in and to the Premises.

        19.8   Attorney's Fees.  In the event Tenant defaults in the performance
               ---------------
of any of the terms, covenants, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any rent due, or which may become due hereunder, or recovery of the possession of the Premises, in the hands of an attorney, or files suit upon same, Tenant agrees to pay to Landlord a reasonable attorney's fee which is incurred by Landlord in such enforcement, collection or recovery of possession.

        19.9   Holding Over.  In the event of holding over by Tenant after the
               ------------
expiration or termination of this agreement without the express written consent of Landlord, the Base Rent shall be doubled for the entire holdover period. No holding over by Tenant after the term of this Lease shall operate to extend this Lease; and in the event of any unauthorized holding over, Tenant shall indemnify Landlord from and against all claims for damages by any other tenant to whom Landlord may have leased all or any portion of the Premises, effective upon the termination of this Lease. Any holding over with the consent of Landlord in writing shall thereafter constitute this Lease a lease from month to month.

        19.10  Entire Agreement.  This instrument constitutes the entire
               ----------------
agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto. Each party to this Lease acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Lease shall be valid or binding. This Lease may not be modified or amended by oral agreement, but only by an agreement in writing, signed by the parties hereto.

        19.11  Recording.  This Lease may not be recorded by either party, but
               ---------
at the request of either party, Landlord and Tenant shall execute a short form memorandum of this Lease, which may be recorded for all purposes.

        19.12  Indemnity.  Tenant shall indemnify Landlord against all
               ---------
liabilities, expenses and losses incurred by Landlord as a result of: (1) failure by Tenant to perform any covenant required hereunder; (2) any accident, injury or damage which shall happen in or about the Premises; (3) failure to comply with any requirement of any governmental authority; and (4) any mechanic's lien or security agreement filed against the Premises, any equipment therein, or any materials used in the construction or alteration of the Premises. Landlord shall not be liable for injury or damage to any person or property occurring on the Premises unless caused by or resulting from the gross negligence of Landlord.

        19.13  Estoppel Certificates.  At any time and from time to time within
               ---------------------
twenty (20) days after Landlord shall request the same, Tenant will execute, acknowledge and deliver to Landlord or any party as may be designated by Landlord, a certificate in a reasonably acceptable form, with respect to the matters required by such party, and such other matters relating to this Lease or the status or performance of obligations of the parties hereunder as may be reasonably requested by Landlord. If Tenant fails to provide such certificate within twenty (20) days after request by Landlord, Tenant shall be deemed to have approved the contents of any such certificate submitted to Tenant by Landlord, and Landlord is hereby authorized to so certify.

        19.14  Binding Effect.  This Lease shall be binding upon and inure to
               --------------
the benefit of the parties hereto, their respective successors, permitted assigns, heirs and legal representatives, as the case may be.

        19.5   Condition.  This Lease is executed by the parties conditional
               ---------
upon the approval, within thirty (30) days from this date, by the Special Real Estate Committee of Tenant and the disinterested members of the Board of Directors of Tenant. In the event that this Lease is not approved by either the Special Real Estate Committee or the Board of Directors, it shall be null and void, and each party shall be released from any obligation hereunder.

        EXECUTED as of the day and year first above written.


"LANDLORD"                                  329 PARTNERS-II LIMITED
                                            PARTNERSHIP, an Oklahoma Limited
                                            Partnership

                                        By: 329 HOLDING LLC, an Oklahoma Limited
                                            Liability Company, General Partner


                                        By:    /s/ H. Rainey Powell
                                               --------------------
                                        Title: H. Rainey Powell, Manager
                                               -------------------------
                                      Address: 765 Asp Avenue
                                               Norman, OK 73069

"TENANT"                                    HAROLD'S STORES, INC., an Oklahoma
                                            Corporation


                                        By:    /s/ H. Rainey Powell
                                               --------------------
                                        Title: President
                                               --------------------
                                      Address: P.O. Drawer 2970
                                               Norman, OK 73070-2970



                                ACKNOWLEDGMENTS
                                ---------------

STATE OF OKLAHOMA    )
                     ) ss:
COUNTY OF CLEVELAND  )

        The foregoing instrument was acknowledged before me this 31st day of May, 1996, by H. RAINEY POWELL, Manager of 329 HOLDING LLC, an Oklahoma Limited Liability Company, on behalf of its General Partner, 329 PARTNERS-II LIMITED PARTNERSHIP, an Oklahoma Limited Partnership.


                                            /s/ Jamie Murphy
                                            ----------------------------
                                                         Notary Public
My commission expires:

April 14, 1999

STATE OF OKLAHOMA    )
                     ) ss:
COUNTY OF CLEVELAND  )

        The foregoing instrument was acknowledged before me this 31st day of May, 1996, by H. RAINEY POWELL, President of HAROLD'S STORES, INC., an Oklahoma Corporation, on behalf of said corporation.

                                            /s/ Jamie Murphy
                                            ----------------------------
                                                         Notary Public
My commission expires:

April 14, 1999

                                   EXHIBIT A

                                      to

                                LEASE AGREEMENT
                                ---------------



                         LEGAL DESCRIPTION OF PREMISES
                         -----------------------------



          TRACT ONE:
          ---------

          The East 195 feet of the South 3/4 of Lot Eleven (11), in ELMWOOD ADDITION to Norman, Cleveland County, Oklahoma, according to the recorded plat thereof.

          TRACT TWO:
          ---------

          The West 115 feet of Lots Thirty-One (31) and Thirty-Two (32) and the South 3.8 feet of the West 115 feet of Lot Thirty-Three (33) in Block One (1) of LARSH'S UNIVERSITY ADDITION to the City of Norman, Cleveland County, Oklahoma, according to the recorded plat thereof.

including all improvements, structures and fixtures thereon, and all easements appurtenant thereto, and all right, title and interest of the Seller in and to all land lying in the bed of any street or easement adjoining the Property.